UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2024

SCILEX HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-39852	92-1062542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

960 San Antonio Road, Palo Alto, California, 94303

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 516-4310

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SCLX	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	SCLXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Commitment Letter

On June 11, 2024, Scilex Holding Company (the “Company”) entered into that certain Commitment Side Letter (the “Commitment Letter”) with FSF 33433 LLC (“Lender”), pursuant to which Lender committed to provide the Company a loan (the “Loan”) in the aggregate principal amount of $100 million (the “Commitment Amount”), subject to the terms and conditions contained in the Commitment Letter and to the terms to be agreed in the definitive documents to be entered into by the Company and Lender.

The Commitment Amount shall be payable as follows: (i) $85 million no later than the date that is 70 days following the date on which the Company receives the Deposit (as defined below) (the “Outside Date” and the funding of the initial $85 million, the “Initial Closing”) and (ii) the remaining $15 million within 60 days following the Initial Closing (the funding of the second $15 million, the “Second Closing”).

Pursuant to the Commitment Letter, Lender is required to provide the Company a non-refundable deposit in immediately available funds in the aggregate principal amount of $10 million (the “Deposit” and the date on which such funds are fully received, the “Deposit Date”), which amount will be creditable towards the $85 million required to be funded by Lender at the Initial Closing. On the Deposit Date, the Company will issue to Lender a warrant to purchase up to an aggregate of 3,250,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) (subject to adjustment for any stock dividend, stock split, reverse stock split or similar transaction) (the “Deposit Warrant”), with an exercise price of $1.20 per share (the “Warrant Exercise Price”). The Deposit Warrant will expire five years from the date of issuance. If the Initial Closing does not occur on or prior to the Outside Date, the Deposit shall automatically convert into an unsecured loan on the first day after the Outside Date. Within five days after such automatic conversion occurs, the Company shall issue a promissory note (the “Unsecured Promissory Note”) to Lender to evidence such unsecured loan, which Note shall be unsecured, have a maturity date of five years after the date of the Unsecured Promissory Note and be prepayable without premium or penalty. The Unsecured Promissory Note shall bear interest, payable quarterly in arrears, in an amount equal to the Unsecured Applicable Interest Amount (as defined in the Commitment Letter) for such period based on the actual number of days elapsed while principal is outstanding.

It is contemplated by the Commitment Letter that the Company and Lender will enter into definitive documents with respect to the Loan on terms to be mutually agreed in good faith. If such definitive documents are entered into on or before the Outside Date, the Company agreed to issue to Lender (i) at the Initial Closing, a warrant to purchase up to an aggregate of 24,375,000 shares (subject to adjustment for any stock dividend, stock split, reverse stock split or similar transaction) of Common Stock (the “Initial Closing Warrant”), and (ii) at the Second Closing, a warrant to purchase up to an aggregate of 4,875,000 shares (subject to adjustment for any stock dividend, stock split, reverse stock split or similar transaction) of Common Stock (the “Second Closing Warrant” and together with the Initial Closing Warrant and the Deposit Warrant, the “Warrants”), each to have an exercise price equal to the Warrant Exercise Price. The Initial Closing Warrant and the Second Closing Warrant will expire five years from the date of issuance. To evidence the Loan, the Company agreed to issue to Lender a Senior Secured Promissory Note (the “Secured Promissory Note”), which shall have a maturity date of five years after the date of issuance. The Secured Promissory Note shall bear interest, payable quarterly in arrears, in an amount equal to the Secured Applicable Interest Amount (as defined in the Commitment Letter) for such period, based on the actual number of days elapsed, while principal is outstanding, subject to certain conditions.

The foregoing summary of the Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Commitment Letter, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

The Warrants

Once issued, the Deposit Warrant will be immediately exerciseable and will expire on the fifth anniversary of the date of issuance.

The exercise price of Deposit Warrant will be $1.20 per share, subject to adjustment as provided therein. The exercise price and number of shares of Common Stock issuable upon the exercise of the Deposit Warrant will be subject to adjustment in the event of any stock dividend, stock split, recapitalization or similar transaction, as described in the Deposit Warrant; provided that there shall not be any adjustment to the exercise price of the Warrant in the event the Company combines (by combination, reverse stock split or otherwise) its Common Stock into a smaller number of shares. Pursuant to the terms of the Deposit Warrant, the Company will agree to prepare and file one or more registration statements on Form S-3 with the Securities and Exchange Commission (the “SEC”) for the purpose of registering for resale any shares of Common Stock issuable upon exercise of the Deposit Warrant. Unless otherwise agreed by the parties, the Company is required to file a registration statement with the SEC within 30 days of the date on which the Deposit Warrant was issued to Lender to register the resale of the Common Stock issuable upon exercise of the Deposit Warrant.

The Company anticipates that the terms and conditions of the Initial Closing Warrant and the Second Closing Warrant will be substantially similar to those of the Deposit Warrant.

The foregoing summary of the Deposit Warrant does not purport to be complete and is qualified in its entirety by reference to the full text thereof, a copy of the form of which is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 regarding the Commitment Letter is hereby incorporated by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information provided in Item 1.01 regarding the Loan, the Unsecured Promissory Note, the Secured Promissory Note and the Warrants is hereby incorporated by reference. The Deposit Warrant will be issued to Lender in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. To the extent the Company issues to Lender (i) the Unsecured Promissory Note, or (ii) (a) the Secured Promissory Note, (b) the Initial Closing Warrant and (c) the Second Closing Warrant, such notes and warrants will also be issued to Lender in a transaction exempt from registration under the Securities Act in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder.

Lender has represented to the Company that it is an “accredited investor,” as defined in Regulation D, and will acquire the Deposit Warrant for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The definitive documents in respect of the Unsecured Promissory Note (if issued), the Loan for the full Commitment Amount, the Secured Promissory Note, the Initial Closing Warrant and the Second Closing Warrant will contain similar representations of Lender.

Except for the registration rights contemplated by the Deposit Warrant, to the extent the Company issues any of the above referenced notes or warrants to Lender, such notes and warrants and the shares of Common Stock issuable upon exercise of such warrants will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor the Commitment Letter is an offer to sell or the solicitation of an offer to buy shares of Common Stock or any other securities of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Form of Warrant to Purchase Common Stock.

10.1	Commitment Side Letter, dated June 11, 2024, by and between Scilex Holding Company and FSF 33433 LLC.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCILEX HOLDING COMPANY

By:	/s/ Jaisim Shah
Name:	Jaisim Shah
Title:	Chief Executive Officer and President

Date: June 12, 2024

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